[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.2

SETTLEMENT AND PATENT LICENSE AGREEMENT
This Settlement and Patent License Agreement (“Agreement”), effective as of July 2, 2013 (“Effective Date”), is made by and between TiVo Inc., a Delaware corporation (“TiVo”); and ARRIS Group, Inc., a Delaware corporation (“Arris”). TiVo and Arris are each referred to herein as a “Party” and collectively as the “Parties.”
A.    TiVo and Arris are parties to the following lawsuit pending in the Eastern District of Texas: C.A. No. 5:11-CV-00053-JRG, involving TiVo, Motorola Mobility LLC (formerly Motorola Mobility, Inc., and now owned by Google Inc. (“Google”)), General Instrument Corporation (now owned by Arris), Time Warner Cable Inc. and Time Warner Cable LLC (the “Pending Google Litigation”).
B.    TiVo and Cisco Systems, Inc. (“Cisco”) are parties to the following lawsuit pending in the Eastern District of Texas: C.A. Nos. 2:12-CV-00311-JRG and 2:12-CV-00434-JRG (consolidated), involving TiVo, Cisco, Time Warner Cable Inc. and Time Warner Cable LLC (the “Pending Cisco Litigation”). The Pending Google Litigation and Pending Cisco Litigation are collectively referred to herein as the “Pending Litigation.”
C.    Contemporaneously with entering into this Agreement, TiVo is entering into an agreement with Cisco and Google, under which, among other things, Cisco, Google, and TiVo are settling the Pending Litigation and granting each other certain releases and patent licenses (the “Cisco & Google Agreement”).
D.    The Parties have agreed, among other things, in connection with the settlement of the Pending Google Litigation, for TiVo to grant Arris a release and patent license under only the patents asserted by TiVo in the Pending Litigation pursuant to the terms set forth below.
In consideration of the mutual covenants, representations, warranties, and other terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:
Section 1. DEFINITIONS
In this Agreement, capitalized terms have the meanings set forth below or otherwise ascribed herein:
1.1.    “Acquired DVR Business” has the meaning given to it in Section 8.2.
1.2.    “Acquired DVR Supplier” has the meaning given to it in Section 8.2.
1.3.    “Acquired Party” has the meaning given to it in Section 8.1.
1.4.    “Acquirer” has the meaning given to it in Section 8.1.
1.5.    “Affiliate” means, with respect to a given Person (the “Subject Person”), any other Person that now or hereafter controls, is under the control of, or is under common control with the Subject Person, where “control” means direct or indirect ownership or control of more than 50% of the Voting

Power of another Person. A Person will be deemed to be an Affiliate of the Subject Person under this Agreement only so long as such control exists.
1.6.    “Agreement” has the meaning given to it in the preamble of this Agreement.
1.7.    “Arris Authorized Customers” means [***], including [***], with respect to [***].
1.8.    “Arris Authorized Suppliers” means [***] with respect to [***].
1.9.    “Arris Authorized Third Parties” means the Arris Authorized Customers and/or Arris Authorized Suppliers, as applicable.
1.10.    “Arris Combination Product” means any Combination Product of Arris.
1.11.    “Arris Licensed Product” means (a) any Arris Product in the Video Field, or (b) any Arris Combination Product in the Video Field; but in each case excluding any [***] and any Foundry Products.
1.12.    “Arris Product” means any Standalone Product of Arris.
1.13.    “Arris Term” means the time period commencing on the Effective Date and ending on the date of the expiration of the last to expire of the Licensed Patents.
1.14.    “Assert” (or “Assertion”) means to initiate or pursue an action, investigation, or other proceeding alleging patent infringement, whether direct or indirect, before any legal, judicial, arbitration, administrative, executive or other type of body or tribunal, anywhere in the world, that has or claims to have authority to adjudicate such action.
1.15.    “Change of Control” of a Person (“Subject Entity”) means any of the following: (a) any merger, reorganization, share exchange, consolidation, business combination or other transaction or series of related transactions in which the holders of more than 50% of the Voting Power of the Subject Entity immediately prior to such transaction or series of related transactions will not hold more than 50% of the Voting Power of the surviving Person immediately after such transaction or series of transactions; (b) any sale, lease, transfer or other disposition of all or substantially all of the Subject Entity’s assets where the current holders of more than 50% of the Voting Power of the Subject Entity immediately prior to such transaction or series of related transactions will not hold more than 50% of the Voting Power of the acquiring Person immediately after such transaction or series of transactions; or (c) any Person or “group” (as such term is used in Rule 13d-5 under the United States Securities Exchange Act of 1934) who does not hold more than 50% of the total Voting Power of the Subject Entity as of the Effective Date becomes the “beneficial owner” (as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of more than 50% of the total Voting Power of the Subject Entity.
1.16.    “Combination Product” means, with respect to [***], the combination of [***] with [***] where: (a) [***]; or (b) [***]. Any such combination constitutes a Combination Product [***].
1.17.    “[***]” means [***], a [***] corporation having a primary place of business at [***], and its Subsidiaries.
1.18.    “Dismissal Motions” has the meaning given to it in Section 2.4.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.19.    “DVR” means [***] Product that enables [***] to a [***] storage medium (e.g., a hard disk drive), and [***] the play back of recorded content.
1.20.    “DVR Supplier” means: (a) [***] and each of their respective Subsidiaries; and (b) any other Third Party with [***] that [***].
1.21.    “Effective Date” has the meaning given to it in the preamble of this Agreement.
1.22.    “Existing Licensed Products” has the meaning given to it in Section 8.1.
1.23.    “Foundry Product” means, with respect to Arris: (1) any Product [***], or [***], without [***], and: (a) manufactured and sold or otherwise transferred from Arris or its Subsidiaries [***]; (b) [***]; or (c) purchased from a Third Party and [***]; and (2) any [***]. For the avoidance of doubt, an Arris Product that [***] is not a Foundry Product where [***].
1.24.    “Licensed Patents” means only the following four issued U.S. patents: 6,233,389; 6,792,195; 7,493,015; and 7,529,465.
1.25.    “Non-Acquired Party” has the meaning given to it in Section 8.1.
1.26.    “[***]” means any (a) [***], and (b) Products [***].
1.27.    “Patents” means all classes or types of patents (including originals, divisions, continuations, continuations-in-part, extensions, reissues or counterparts) and all applications (including provisional applications) for these classes or types of patents, and any other patent rights, in all cases, throughout the world.
1.28.    “Pending Cisco Litigation” has the meaning given to it in recital B of this Agreement.
1.29.    “Pending Google Litigation” has the meaning given to it in recital A of this Agreement.
1.30.    “Pending Litigation” has the meaning given to it in recital B of this Agreement.
1.31.    “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof).
1.32.    “Product” means any product, system, apparatus, method, software, service, website or process, or other technology, including any portions thereof.
1.33.    “Standalone Product” means, with respect to a Party, any Product of such Party or any of its Subsidiaries provided, directly or indirectly, by or on behalf of such Party or any of its Subsidiaries.
1.34.    “Subsidiary” means, as to any Person (“Subject Person”), any other Person that is now or hereafter controlled by the Subject Person, where control means direct or indirect ownership or control of more than 50% of the Voting Power of another Person. A Person shall be a Subsidiary of the Subject Person only during such time as such control exists.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.35.    “Third Party” means any Person other than TiVo, Arris, or any of their respective Subsidiaries as of the pertinent time. For clarity, the fact that Cisco and Google are each a Third Party under this Agreement in no way limits or expands the rights or obligations of Cisco or Google under the Cisco & Google Agreement.
1.36.    “TWC” means Time Warner Cable Inc., a Delaware corporation having a principal place of business at 60 Columbus Circle, New York, New York 10023, and its Subsidiaries.
1.37.    “Video Field” means any system, apparatus, method, software, service, website, process, or other technology (or any combinations thereof) for [***]. All Licensed Patents are deemed to be in the Video Field.
1.38.    “Voting Power” means the right to exercise voting power with respect to the election of directors or similar managing authority of a Person (whether through direct or indirect beneficial ownership of shares or securities of such Person or otherwise).
Unless context otherwise clearly requires, whenever used in this Agreement: (i) the words “include” or “including” shall be construed as incorporating also “but not limited to” or “without limitation”; (ii) the word “day” or “month” means a calendar day or calendar month unless otherwise specified; (iii) the words “notice” and “requests” mean notice or request in writing (whether or not specifically stated) and shall include notices, consents, approvals, and other legally operative communications contemplated under this Agreement; (iv) the words “hereof,” “herein,” “hereby,” and derivative or similar words refer to this Agreement; (v) “and/or” shall be defined to be inclusive and not exclusive and “A, B and/or C” shall mean any and all of A; B; C; A and B; A and C; B and C; and A, B and C; (vi) words of any gender include the other gender; (vii) words using the singular or plural number also include the plural or singular number, respectively; and (viii) references to any specific article, section, or other division thereof shall be deemed to include the then-current amendments thereto.
Section 2.    RELEASES AND DISMISSALS
2.1.    TiVo Limited Releases. TiVo, on behalf of itself and its current Subsidiaries, hereby irrevocably releases, acquits, and forever discharges (and agrees to release, acquit, and forever discharge) as of the Effective Date:
(a)    Arris and its current and former Subsidiaries and their respective current and former agents, representatives, officers, employees, directors and attorneys in their capacity as such, from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to: (i) all claims based on or arising from activities that would have been within the scope of the licenses under this Agreement if the accused activity had occurred after the Effective Date, and (ii) all claims asserted or that could have been asserted (known or unknown) in the Pending Google Litigation under the Licensed Patents; and
(b)    Arris Authorized Third Parties from any and all claims, losses, damages, or liability of any kind and nature, at law, in equity, or otherwise, known and unknown, with respect to Arris Licensed Products that would have been within the scope of the licenses under this Agreement if the accused activity had occurred after the Effective Date.
2.2.    Former Subsidiary Releases. Notwithstanding Section 2.1 above, former Subsidiaries are released only with respect to activities during such time as control existed for such former Subsidiary.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.3.    Waiver of Cal. Civ. Code Sec. 1542. TiVo, on behalf of itself and its current Subsidiaries, hereby irrevocably and forever waives all rights it and they may have arising under California Civil Code Section 1542 (or any analogous requirement of law) with respect to the foregoing releases. TiVo, on behalf of itself and its current Subsidiaries, understands that Section 1542 provides that:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
TiVo, on behalf of itself and its current Subsidiaries, acknowledges that it has been fully informed by its counsel concerning the effect and import of this Agreement under California Civil Code Section 1542 and other requirements of law.
2.4.    Dismissal of Pending Litigation. Concurrently with the execution of this Agreement, Arris shall cause counsel of record to the Pending Google Litigation to complete, execute and deliver (or have delivered) to TiVo the joint motion and proposed order requesting that the Pending Google Litigation be dismissed in the form attached hereto as Exhibit A (the “Dismissal Motions”). TiVo shall complete, execute and file the Dismissal Motions when and as provided in the Cisco & Google Agreement. Arris shall cooperate and shall cause any other parties to the Pending Litigation to cooperate, in taking reasonable actions as might be required to dismiss the Pending Google Litigation.
2.5.    No Admission. This Agreement is entered into in order to compromise and settle disputed claims, without any admission of liability or other acquiescence on the part of any Party as to the merit of any claim, defense, affirmative defense or counterclaim in the Pending Google Litigation.
2.6.    Attorneys’ Fees and Costs. Each Party shall be responsible for its own costs and attorneys’ fees in connection with the Pending Google Litigation and the negotiation of this Agreement.
Section 3.    LICENSES
3.1.    Perpetual License. TiVo, on behalf of itself and its Subsidiaries, hereby grants and agrees to grant to Arris, its Subsidiaries (except as provided in Section 8.2), and [***] a fully paid-up, perpetual, worldwide, non-exclusive, non-transferable (except as provided in Sections 8.1 and 8.3) license, with no right to grant sublicenses, under the Licensed Patents, to make, have made for Arris and its Subsidiaries, use, offer for sale, sell, import and otherwise dispose of Arris Licensed Products. For the avoidance of doubt, no license is granted in this Agreement under any Patent that is not a Licensed Patent (“Other Patents”), even if an Arris Licensed Product practices a Licensed Patent while substantially embodying an Other Patent.
3.2.    Application of Licenses to [***]. The foregoing licenses with respect to [***] with respect to [***].
3.3.    Non-Circumvention. Arris, on behalf of itself and its Subsidiaries, agrees not to enter into any transaction or arrangement that would circumvent the limitations on the licenses herein or extend any rights or benefits under such licenses to any Products that are not otherwise covered under such licenses, including through: (i) any joint venture, resale arrangement, or other business combination or transaction where the primary purpose of such joint venture, resale arrangement, or other business combination or

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transaction is to circumvent the limitations on such licenses or extend any rights or benefits under such licenses to any Products that are not otherwise covered under such licenses; or (ii) any agreement to indemnify any Third Party entered into for the primary purpose of causing a Product to be licensed or immune under the Licensed Patents. The sole and exclusive remedy for any non-compliance with this Section 3.3 is that such Products shall not be considered Licensed Products.
3.4.    Subsidiary Licenses.
(a)    Application to Subsidiaries. TiVo intends for this Agreement to extend to all of its Subsidiaries with respect to the applicable licenses granted by TiVo and its Subsidiaries to Arris and its Subsidiaries under this Agreement (except as provided in Section 8.2). TiVo agrees that, to the extent they are not already bound, TiVo shall ensure that all such Subsidiaries are bound by the terms of this Agreement.
(b)    Departing Subsidiaries. If a Subsidiary (“Departing Subsidiary”) ceases to be a Subsidiary of Arris on a date after the Effective Date (“Departure Date”), then the licenses granted to such Departing Subsidiary under Section 3 shall continue, but only for Arris Licensed Products of such Departing Subsidiary that are in inventory or were distributed during the time period prior to the Departure Date. If a Departing Subsidiary of TiVo holds, at or before the Departure Date, any Licensed Patent under which Arris and/or its Subsidiaries is licensed, such license shall continue for the Arris Term with respect to such Licensed Patent.
(c)    New Subsidiaries. If a Person becomes a Subsidiary of Arris after the Effective Date, then such Person, upon becoming a Subsidiary, is hereby granted the applicable license set forth in this Section 3 (except as provided in Section 8.2).
3.5.    No Other Rights. No releases, rights, licenses or covenants are granted to any Person or under any Patents except as expressly provided herein, whether by implication, estoppel or otherwise. Without limiting the foregoing sentence: (i) no right to grant sublicenses is granted under the licenses set forth this Agreement; and (ii) no right or license is granted under any copyrights, trademarks, mask work rights, or trade secret rights of either Party or any of its Subsidiaries.
3.6.    Marking. During the Term, [***], Arris shall mark those Standalone Products manufactured and shipped for use in the United States that have been identified by TiVo ([***]) as covered under the licenses granted in Section 3.1 above in a commercially reasonable manner with up to 4 TiVo Licensed Patents, a commercially reasonable time after the receipt of written notice from TiVo specifying the applicable Patents and the Standalone Products that are identified as being licensed (as updated by written notice from time to time), unless [***], in which case [***]. The obligations under this Section 3.6 may be satisfied by fixing (or having fixed) on such Standalone Products the word ‘patent’ or the abbreviation ‘pat.’ together with an address of a posting on the Internet, accessible to the public without charge for accessing the address, that associates the patented article with the number of the patent as permitted under 35 U.S.C. § 287(a). Compliance with this Section 3.6 will not be and not deemed to be an admission or agreement by Arris or any of its suppliers or customers that the assertion of TiVo that a particular Product is covered by a particular Licensed Patent is correct, advisable, or required, or that any such Product infringes any of such identified patents.
3.7.    No Territoriality. If a particular claim of a Licensed Patent would be exhausted by [***], then the Parties agree and acknowledge that [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.8.    Software. Where an Arris Licensed Product is or includes substantially complete software in object code, byte code or executable form, [***] with respect to [***] includes [***].
Section 4.    COVENANTS
4.1.    No Discovery or Evidence. Each Party agrees not to [***]. Notwithstanding the foregoing, if [***] TiVo will be permitted to [***].
4.2.    Willfulness; Enhanced Damages. In the event of any action between any Party and another Party, another Party’s Affiliate’s and/or [***], such Party will not [***] related thereto to claim or support any argument for [***]: (a) against a Party, any of its Affiliates, and/or [***]; or (b) in any future litigation related to [***].
Section 5.    TERM AND TERMINATION
5.1.    Term.    The term of this Agreement shall commence on the Effective Date and shall continue in full force and effect until the expiration of the Arris Term.
5.2.    Remedies; Effect of Termination and Expiration.
(a)    Remedies for Breach. Except as provided in Section 5.2(b), this Agreement is not terminable under any circumstance and no Party has the right to seek rescission of this Agreement or any other remedy that seeks to invalidate, terminate, void, or undo this Agreement. If a Party breaches any of its obligations under Section 2.4 and such Party does not cure such failure within [***] days after written notice from the other Party, then the other Party shall be entitled to obtain (and the breaching Party hereby waives any right to object to) specific performance of such obligations, without any requirement that such other Party post a bond or other security. In addition, in the event of any proceeding to obtain specific performance of this Agreement, the prevailing Party (as determined by the court) shall be entitled to reasonable attorneys’ fees as determined by the court.
(b)    If the Cisco & Google Agreement is terminated by reason of non-payment, this Agreement will automatically be void ab initio and no provisions of this Agreement shall be effective.
(c)    Upon expiration of this Agreement pursuant to Section 5.1, this sentence and Sections 2, 3, 4, 6.2, 7, 8.1, 8.3 and 9 will survive.
Section 6.    REPRESENTATIONS, WARRANTIES, AND COVENANTS
6.1.    Representations and Warranties. Each Party represents and warrants to the other Party that: (a) it is a corporation, duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform this Agreement; and (b) it has the right to grant the releases, licenses, and covenants set forth herein.
6.2.    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 6.1, RIGHTS WITH RESPECT TO PATENTS ARE PROVIDED “AS IS,” AND NO PARTY MAKES ANY OTHER REPRESENTATIONS OR WARRANTIES BY VIRTUE OF THIS AGREEMENT, WHETHER EXPRESS OR IMPLIED. Without limiting the foregoing disclaimer, it is understood and agreed that nothing in this Agreement shall be construed as:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)    a warranty or representation by any Party as to the validity or scope of any of its Patents;
(b)    a warranty or representation by any Party that any manufacture, sale, use or other disposition of Products by another Party has been or will be free from infringement of any Patents;
(c)    an agreement by any Party to bring or prosecute actions or suits against any other Person for infringement, or conferring any right to another Party to bring or prosecute actions or suits against any other Person for infringement;
(d)    except to comply with requirements under Section 3.6, conferring upon any Party or its Subsidiaries any right to include in advertising, packaging or other commercial activities related to its Products licensed under this Agreement, any reference to another Party (or any of its Subsidiaries), its trade names, trademarks or service marks in any manner;
(e)    conferring by implication, estoppel or otherwise, upon either Party, any right or license under any Patents except for the releases, licenses, and other rights expressly granted hereunder; or
(f)    an obligation to furnish any technical information, copyrights, mask works or know-how.
Section 7.    CONFIDENTIALITY
7.1.    Confidentiality. Each Party hereby agrees not to disclose to Third Parties without the prior written consent of the other Party the terms and conditions of this Agreement. Notwithstanding the foregoing, no Party shall be liable for the disclosure of the terms and conditions of this Agreement or such confidential information (a) pursuant to judicial action or decree, or any requirement of any government or any agency or department thereof having jurisdiction over such Party, provided that in the reasonable opinion of counsel for such Party such disclosure is required and such Party to the extent reasonably practical shall have given the other Party notice prior to such disclosure sufficient to allow the other Party to seek a protective order; (b) pursuant to a duly issued subpoena, provided that in the reasonable opinion of counsel for such Party such disclosure is required and such Party shall have given the other Party notice prior to such disclosure and such disclosure is made only pursuant to a duly entered protective order under the highest level of designated confidentiality (for example, outside counsel’s eyes only); (c) for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, any other reports filed with the Securities and Exchange Commission, or any other filings, reports or disclosures that may be required under applicable laws or regulations or stock exchange rules, provided that, in the reasonable opinion of counsel of such Party, such disclosure is required (and such Party shall give the other Parties an opportunity to review the initial disclosure of this Agreement and provide comments on its proposed redactions and, in good faith, incorporate such comments into such disclosure to the extent consistent with legal and regulatory obligations); (d) to a Party’s Subsidiaries, employees, consultants, contractors, auditors, legal or financial advisors, accountants, banks, or financing sources and their advisors, actual or prospective investors or acquirers of a Party or a Subsidiary (and their legal and financial advisors), or other representatives so long as such parties have a need to know such confidential information and are expressly bound to keep such information confidential and not use such information for any unauthorized purpose; (e) as reasonably required for due diligence in connection with any proposed assignment of this Agreement or a transaction involving such Party or its Subsidiary, so long as the Person to whom such terms and conditions are disclosed has a reasonable need to know such confidential information in connection with

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

such transaction and is expressly bound in writing to keep such information confidential and not use such information for any unauthorized purpose; (f) as reasonably required in connection with the enforcement of this Agreement or any rights hereunder; (g) to the extent such terms and conditions have become generally known or available to the public other than through the breach of this Section 7 by the Party making the disclosure; or (h) to a good faith purchaser or potential purchaser of any Licensed Patent(s), so long as such purchaser is under a suitable non-disclosure agreement and only receives information regarding the scope of licenses, releases, or other rights granted under such Licensed Patent(s). Arris may disclose to any of its [***], provided that such disclosure is subject to substantially similar confidentiality obligations as the terms and conditions of this Section 7. A Party may also disclose to [***] under this Agreement, provided that such disclosure is subject to substantially similar confidentiality obligations as the terms and conditions of this Section 7. In addition, any Party may disclose to any Third Party that “the dispute between the parties has been resolved.”
Section 8.    CHANGE OF CONTROL; DVR SUPPLIER ACQUISITIONS; ASSIGNMENT
8.1.    Change of Control. If a Party (the “Acquired Party”) undergoes a Change of Control involving a Third Party (the “Acquirer”), then each of the following subsections shall apply:
(a)    The Acquired Party shall give notice to the other Party (“Non-Acquired Party”) describing in reasonable detail the transaction or series of related transactions no later than 60 days following the closing of such transaction.
(b)    Where Arris is the Acquired Party, the licenses granted to Arris and its Subsidiaries will be limited to Products marketed, sold, licensed or publicly announced by Arris or any of its Subsidiaries prior to the Change of Control in accordance with the terms and conditions of Section 3 (“Existing Licensed Products”), updates, upgrades, and bug fixes thereto, and new versions thereof that are substantially similar in function and features. The licenses will not otherwise extend to the Acquirer or any of its Affiliates.
(c)    Except as otherwise expressly set forth in this Section 8.1, the licenses granted to Arris and its Subsidiaries (and permitted successors and permitted assigns) will remain in effect after such Change of Control in accordance with the terms and conditions of this Agreement.
8.2.    DVR Supplier Acquisitions. If Arris or one of its Subsidiaries acquires (whether through merger, asset purchase or otherwise, and whether through a single transaction or a series of related transactions) all or substantially all of (i) [***] (an Acquired DVR Supplier), or (ii) [***] (an Acquired DVR Business), then each of the following subsections shall apply:
(a)    Arris shall give notice to TiVo describing in reasonable detail the transaction or series of related transactions no later than 60 days following the closing of such transaction.
(b)    The licenses granted to Arris and its Subsidiaries under this Agreement [***].
(c)    Except as otherwise expressly set forth above in this Section 8.2, [***] after such acquisition in accordance with the terms and conditions of this Agreement.
8.3.    Assignment.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)    This Agreement may not be assigned by any Party without the prior written consent of the other Party, including by operation of law, except in connection with a Change of Control subject to Section 8.1.
(b)    TiVo acknowledges and agrees that the Licensed Patents are intended to be encumbered by the licenses and releases contained in this Agreement within the scope of such licenses and releases, and that such licenses and releases shall run with such Licensed Patents and apply to any assignee or transferee of such Licensed Patents. Neither TiVo nor any Subsidiary thereof shall assign or grant any exclusive right or any right to enforce under any Licensed Patent unless the applicable assignee or grantee agrees, on or prior to the date of such assignment or grant, in writing to be bound by the terms and conditions of this Agreement with respect to such Licensed Patent. Failure to make such assignment or grant subject to this Agreement shall render such assignment or grant void ab initio. Any breach of this Section 8.3(b) by TiVo or any of its Subsidiaries shall be regarded as a material breach of this Agreement by TiVo, and TiVo shall indemnify and hold harmless Arris, its Subsidiaries and Arris Authorized Third Parties for any and all costs and expenses (including reasonable fees of attorneys and other professionals), liabilities, damages and losses arising out of or resulting from any such breach of this Section 8.3(b), including from any Assertion of any Licensed Patent by a third party that would have been prevented by compliance with this Section 8.3.
(c)    Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted successors and permitted assigns.
Section 9.    GENERAL
9.1.    Notices. All notices that are required or permitted to be given hereunder shall be in writing and shall be sent by overnight courier service, charges prepaid, written signature of the receiving party requested and received, to the Party to be notified, addressed to such Party at the physical address set forth below. The receipt of such notice (in the case of delivery by overnight courier service) or, if the addressee refuses to accept the tender of such notice, then the tender of such notice for delivery shall constitute the giving thereof.
if to TiVo:    TiVo Inc.
Attn: Office of the General Counsel
2160 Gold Street
Alviso, California 95002-2160

if to Arris:    ARRIS Group, Inc.
Attn: General Counsel
3871 Lakefield Drive
Suwanee, Georgia 30024

9.2.    Governing Law; Venue. This Agreement is governed by the laws of the state of California, without regards to conflict of law rules. The Parties shall bring any disputes arising out of or related to this Agreement exclusively in a state or federal court in the county of Santa Clara County, California, and submit to the personal jurisdiction of such courts. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply in any respect to this Agreement or sales of goods.

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9.3.    Relationship of Parties. Nothing contained in this Agreement shall be deemed or construed as creating a joint venture, partnership, agency, employment or fiduciary relationship between the Parties. No Party or any of its agents has any authority of any kind to bind any other Party in any respect whatsoever, and the relationship of the Parties is, and at all times shall continue to be, that of independent contractors. [***]
9.4.    Waiver. A waiver, express or implied, of any right under this Agreement or of any failure to perform or breach hereof will not constitute or be deemed to be a waiver of any other right hereunder or of any other failure to perform or breach hereof, whether of the same, or a similar or dissimilar nature thereto.
9.5.    Severability. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and, in such event, such provision shall be changed and interpreted so as to best accomplish the objectives of the Parties within the limits of applicable law or applicable court decision.
9.6.    Bankruptcy. All licenses to Patents granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights of “intellectual property” and rights to “intellectual property” under agreements supplementary thereto as “intellectual property” is defined under Section 101 of the Bankruptcy Code. The Parties agree that any Party shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code in the event of any bankruptcy or insolvency proceeding of any kind or nature. Each Party acknowledges that if a Party granting a license hereunder, as a debtor in possession, or a trustee-in-bankruptcy for such Party, in a case under the Bankruptcy Code, rejects this Agreement, the Party receiving such license and its Subsidiaries may elect to retain their rights under this Agreement as provided in Section 365(n) of the Bankruptcy Code.
9.7.    Cumulative Remedies. The rights and remedies of the Parties as set forth in this Agreement are not exclusive and are in addition to any other rights and remedies now or hereafter provided by law or at equity.
9.8.    Captions and Headings. The captions and headings used in this Agreement are inserted for convenience only, do not form a part of this Agreement, and are not to be used in any way to construe or interpret this Agreement.
9.9.    Construction. This Agreement has been negotiated by the Parties and shall be interpreted fairly in accordance with its terms and without any construction in favor of or against any Party.
9.10.    Sophisticated Parties Represented by Counsel. The Parties each acknowledge that they are sophisticated Parties represented at all relevant times during the negotiation and execution of this Agreement by counsel of their choice, and that they and their counsel have engaged in robust, arm’s-length negotiation of this Agreement.
9.11.    Counterparts. This Agreement may be executed (including by electronic transmission of scanned signature pages) in one or more counterparts with the same effect as if the Parties had signed the same document. Each counterpart so executed shall be deemed to be an original, and all such counterparts shall be construed together and shall constitute one agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9.12.    Entire Agreement; Amendment. This Agreement, including the Exhibit(s) attached hereto which are incorporated herein by reference, constitutes the entire understanding and only agreement between the Parties with respect to the subject matter hereof and supersedes any and all prior negotiations, representations, term sheets, memorandums of understanding, agreements, and understandings, written or oral, that the Parties may have reached with respect to the subject matter hereof. No agreements altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of each of the Parties hereto.
[Remainder of page intentionally left blank.]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives.

TIVO INC.

By:    /s/ Naveen Chopra_______
Name: Naveen Chopra
Title: Chief Financial Officer
Date: July 2, 2013

ARRIS GROUP, INC.

By:    /s/ Larry Margolis_______
Name: Larry Margolis
Title: Executive Vice President
Date: July 2, 2013

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit A
Dismissal Motions
See attached.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS
TEXARKANA DIVISION

MOTOROLA MOBILITY, INC. and GENERAL INSTRUMENT CORPORATION

                                    Plaintiffs,

vs.

TIVO INC.,

                                    Defendant.
_______________________________________

TIVO INC.,

Counterclaim Plaintiff

v.

MOTOROLA MOBILITY, INC., GENERAL INSTRUMENT CORPORATION, TIME WARNER CABLE INC., and TIME WARNER CABLE LLC,

Counterclaim Defendants.

Civil Action No. 5:11-00053-JRG JURY TRIAL DEMANDED

STIPULATION AND JOINT MOTION TO DISMISS PURSUANT TO
RULE 41 OF THE FEDERAL RULES OF CIVIL PROCEDURE

Pursuant to Rule 41 of the Federal Rules of Civil Procedure and the agreements of the Parties, Plaintiffs and Counterclaim Defendants Motorola Mobility, Inc. and General Instrument Corporation (collectively, "Motorola"), and Counterclaim Defendants Time Warner Cable, Inc. and Time Warner Cable LLC (collectively, "Time Warner Cable") and Defendant and Counterclaim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Plaintiff TiVo Inc. ("TiVo") (collectively the "Parties"), by and through counsel, hereby stipulate to the dismissal of this entire action as follows:

1.
Motorola's Eight and Ninth Causes of Action are dismissed with prejudice in their entirety. All other claims and counterclaims Motorola asserted against TiVo in the above-captioned action are dismissed with prejudice in their entirety, except that all Motorola claims and counterclaims asserting invalidity of TiVo's U.S. Patent No. 6,233,389 ("the '389 patent"), U.S. Patent No. 7,529,465 ("the '465 patent"), and U.S. Patent No. 6,792,195 ("the '195 patent"), are dismissed without prejudice.

2.
All claims and counterclaims TiVo asserted against Motorola in the above-captioned action are dismissed with prejudice in their entirety, except that all TiVo claims and counterclaims asserting invalidity of Motorola's U.S. Patent No. 6,304,714 ("the '714 patent"), 5,949,948 ("the '948 patent"), and 6,356,708 ("the '708 patent"), are dismissed without prejudice.

3.	All claims and counterclaims that TiVo asserted against Time Warner Cable in the above-captioned action are dismissed in their entirety without prejudice.

4.	The Parties shall each bear their own costs and attorney's fees in this action.
Text of an Order of Dismissal has been lodged concurrently herewith.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Dated: July __, 2013

Respectfully submitted,
By: /s/ Jennifer H. Doan
Jennifer Haltom Doan
Texas Bar No. 08809050
Shawn Alexander Latchford
Texas Bar No. 24066603
Stephen W. Creekmore, IV
Texas Bar No. 24080844
Haltom & Doan
6500 Summerhill Road
Crown Executive Center, Suite 100
Texarkana, TX 75503
Telephone: (903) 255-1000
Fax: (903) 255-0800
Email: jdoan@haltomdoan.com
Email: slatchford@haltomdoan.com
Email: screekmore@haltomdoan.com

Lance Lee
Texas Bar No. 24004762
5511 Plaza Drive
Texarkana, TX 75503
Telephone: (903) 223-0276
Facsimile: (903) 233-0210
wlancelee@aol.com

Mark Mann
Texas Bar No. 12926150
The Mann Firm
300 West Main Street
Henderson, TX 75652
Phone (903)657-8540
Fax (903)657-6003
mm@themannfirm.com

Charles K. Verhoeven (Pro Hac Vice)
Quinn Emanuel Urquhart & Sullivan, LLP
50 California Street, 22nd Floor
San Francisco, California 94111
Telephone: (415) 875-6600
Facsimile: (415) 875-6700
charlesverhoeven@quinnemanuel.com

Edward J. DeFranco (Pro Hac Vice)
eddefranco@quinnemanuel.com
Matthew Traupman (Pro Hac Vice)
matthewtraupman@quinnemanuel.com
51 Madison Avenue, 22nd Floor
New York, New York 10010
Telephone: (212) 849-7000
Facsimile: (212) 849-7100

/s/ Richard Birnholz
Richard M. Birnholz

Sam Baxter, Lead Attorney
Texas State Bar No. 01938000
sbaxter@mckoolsmith.com
Garret W. Chambers
Texas State Bar No. 00792160
gchambers@mckoolsmith.com
McKool Smith
300 Crescent Court, Suite 1500
Dallas, Texas 75201
TEL: 214.978.4016
FAX: 214.978.4044

IRELL & MANELLA LLP
Morgan Chu (Pro Hac Vice)
mchu@irell.com
Andrei Iancu (Pro Hac Vice)
aiancu@irell.com
Richard M. Birnholz (Pro Hac Vice)
rbirnholz@irell.com
Joseph M. Lipner (Pro Hac Vice)
jlipner@irell.com
Thomas C. Werner (Pro Hac Vice)
twerner@irell.com
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone:(310) 277-1010
Facsimile:(310) 203-7199
ATTORNEYS FOR TIVO INC.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Marrisa R. Ducca
Quinn manuel Urquhart & Sullivan, LLP
1299 Pennsylvania Ave. NW, Suite 825
Washington, D.C. 20004
Telephone: (202) 538-8109
Facsimile: (202) 538-8100
marissaducca@quinnemanuel.com

Brian K. Erickson
Texas Bar No. 24012594
brian.erickson@dlapiper.com
John Guaragna
Texas Bar No. 24043308
john.guaragna@dlapiper.com
Aaron Fountain
Texas Bar No. 24050619
aaron.fountain@dlapiper.com
Todd Patterson
Texas Bar No. 24060396
todd.patterson@dlapiper.com
401 Congress Avenue, Suite 2500
Austin, TX 78701-3799
Phone: 512.457.7000
Fax: 512.457.7001

John Allcock (admitted pro hac vice)
john.allcock@dlapiper.com
Sean Cunningham (admitted pro hac vice)
sean.cunningham@dlapiper.com
Erin Gibson (admitted pro hac vice)
erin.gibson@dlapiper.com
Edward H. Sikorski (admitted pro hac vice)
ed.sikorski@dlapiper.com
401 B Street, Suite 1700
San Diego, CA 92101
Telephone: 619-699-2700
Facsimile: 619-699-2701

Andrew N. Stein
D.C. Bar No. 1005411
andrew.stein@dlapiper.com
500 Eighth Street, NW
Washington, DC 20004
Telephone: 202-799-4000
Facsimile: 202-799-5000

Attorneys for Plaintiffs Motorola Mobility, Inc. and General Instrument Corporation and Counterclaim Defendants TIME WARNER CABLE, INC. and TIME WARNER CABLE LLC

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTIFICATE OF SERVICE

The undersigned certifies that the foregoing document was filed electronically in compliance with Local Rule CV-5(a). All other counsel of record not deemed to have consented to electronic service were served with a true and correct copy of the foregoing by certified mail, return receipt requested, on this the 4th day of June, 2013.

/s/ Jennifer H. Doan
    Jennifer H. Doan

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS
TEXARKANA DIVISION

MOTOROLA MOBILITY, INC. and GENERAL INSTRUMENT CORPORATION

                                    Plaintiffs,

vs.

TIVO INC.,

                                    Defendant.
_______________________________________

TIVO INC.,

Counterclaim Plaintiff

v.

MOTOROLA MOBILITY, INC., GENERAL INSTRUMENT CORPORATION, TIME WARNER CABLE INC., and TIME WARNER CABLE LLC,

Counterclaim Defendants.

Civil Action No. 5:11-00053-JRG JURY TRIAL DEMANDED

[PROPOSED] ORDER ON STIPULATION AND JOINT MOTION TO DISMISS PURSUANT TORULE 41 OF THE FEDERAL RULES OF CIVIL PROCEDURE

The Court has considered the Stipulation and Joint Motion to Dismiss Pursuant to Rule 41 of the Federal Rules of Civil Procedure and agreements of the Parties filed by Plaintiffs and Counterclaim Defendants Motorola Mobility, Inc. and General Instrument Corporation (collectively, "Motorola"), and Counterclaim Defendants Time Warner Cable, Inc. and Time Warner

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Cable LLC (collectively, "Time Warner Cable") and Defendant and Counterclaim Plaintiff TiVo Inc. ("TiVo") (collectively the "Parties"). The motion is hereby GRANTED.
Accordingly, it is ORDERED that the entire action is dismissed in accordance with Rule 41 of the Federal Rules of Civil Procedure and the Parties' Stipulation as follows:

1.
Motorola's Eight and Ninth Causes of Action are dismissed with prejudice in their entirety. All other claims and counterclaims Motorola asserted against TiVo in the above-captioned action are dismissed with prejudice in their entirety, except that all Motorola claims and counterclaims asserting invalidity of TiVo's U.S. Patent No. 6,233,389 ("the '389 patent"), U.S. Patent No. 7,529,465 ("the '465 patent"), and U.S. Patent No. 6,792,195 ("the '195 patent"), are dismissed without prejudice.

2.
All claims and counterclaims TiVo asserted against Motorola in the above-captioned action are dismissed with prejudice in their entirety, except that all TiVo claims and counterclaims asserting invalidity of Motorola's U.S. Patent No. 6,304,714 ("the '714 patent"), 5,949,948 ("the '948 patent"), and 6,356,708 ("the '708 patent"), are dismissed without prejudice.

3.	All claims and counterclaims that TiVo asserted against Time Warner Cable in the above-captioned action are dismissed in their entirety without prejudice.

4.	The Parties shall each bear their own costs and attorney's fees in this action.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.